UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2007

ADVANTA BUSINESS CARD MASTER TRUST
(Issuing Entity)
ADVANTA BANK CORP.
(Exact name of sponsor as specified in its charter)
ADVANTA BUSINESS RECEIVABLES CORP.
(Depositor)
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-137522 (Commission File Number)	23-2852207 (IRS Employer Identification Number)

2215 B Renaissance Drive, Suite 5 Las Vegas, Nevada (Address of Principal Executive Offices)	89119 (Zip Code)
Registrant’s telephone number, including area code: (702) 966-4246
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Section 9 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Underwriting Agreement
AdvantaSeries Class A(2007-A1) Terms Document
AdvantaSeries Class B(2007-B1) Terms Document
AdvantaSeries Class D(2007-D1) Terms Document

Information to be Included in the Report
Section 8 — Other Events
Item 8.01 — Other Events
     On February 21, 2007, Advanta Business Card Master Trust issued its AdvantaSeries Class A(2007-A1) Asset Backed Notes (the “Class A(2007-A1) Notes”), AdvantaSeries Class B(2007-B1) Asset Backed Notes (the “Class B(2007-B1) Notes”) and AdvantaSeries Class D(2007-D1) Asset Backed Notes (the “Class D(2007-D1) Notes” and, together with the Class A(2007-A1) Notes and the Class B(2007-B1) Notes, the “Issued Notes”). The Class A(2007-A1) Notes and the Class B(2007-B1) Notes were registered pursuant to the Registration Statement on Form S-3, as amended (File No. 333-137522). The Class D(2007-D1) Notes were issued and sold in a private transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.
     The Issued Notes are part of a series of notes called the AdvantaSeries. The AdvantaSeries consists of Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Class A(2007-A1) Notes are a tranche of the Class A Notes. The Class B(2007-B1) Notes are a tranche of the Class B Notes. The Class D(2007-D1) Notes are a tranche of the Class D Notes.
     Deutsche Bank Securities Inc., one of the underwriters for the Class A(2007-A1) Notes and the Class B(2007-B1) Notes, is an affiliate of Deutsche Bank Trust Company Americas, the indenture trustee.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
The following exhibits are filed as part of this report:
1.1	Underwriting Agreement, dated February 13, 2007, among Advanta Business Receivables Corp., Advanta Bank Corp. and Deutsche Bank Securities Inc., as Representative of the Class A(2007-A1) Underwriters.
1.2	Underwriting Agreement, dated February 13, 2007, among Advanta Business Receivables Corp., Advanta Bank Corp. and Deutsche Bank Securities Inc., as Representative of the Class B(2007-B1) Underwriters.
4.1	AdvantaSeries Class A(2007-A1) Terms Document, dated as of February 21, 2007, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.
4.2	AdvantaSeries Class B(2007-B1) Terms Document, dated as of February 21, 2007, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.
4.3	AdvantaSeries Class D(2007-D1) Terms Document, dated as of February 21, 2007, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 21, 2007

ADVANTA BUSINESS RECEIVABLES CORP.
By:	/s/ Michael Coco
	Name:	Michael Coco
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 13, 2007, among Advanta Business Receivables Corp., Advanta Bank Corp. and Deutsche Bank Securities Inc., as Representative of the Class A(2007-A1) Underwriters.

1.2	Underwriting Agreement, dated February 13, 2007, among Advanta Business Receivables Corp., Advanta Bank Corp. and Deutsche Bank Securities Inc., as Representative of the Class B(2007-B1) Underwriters.

4.1	AdvantaSeries Class A(2007-A1) Terms Document, dated as of February 21, 2007, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.2	AdvantaSeries Class B(2007-B1) Terms Document, dated as of February 21, 2007, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

4.3	AdvantaSeries Class D(2007-D1) Terms Document, dated as of February 21, 2007, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.